Exhibit 99.1

Westwood Acquires Salient Partners’ Asset Management Business

Highly Complementary Expansion of Westwood’s Investment and Distribution Capabilities

DALLAS, Nov. 18, 2022 (GLOBE NEWSWIRE) – Westwood Holdings Group, Inc. (NYSE: WHG, “Westwood”), a Dallas-based investment management boutique and wealth management firm, has acquired the asset management business of Salient Partners, L.P. (“Salient”), a Houston-based asset management firm. As a result, Westwood has also acquired a significant minority stake, previously owned by Salient, in Broadmark Asset Management LLC (“Broadmark”). Broadmark is a San Francisco-based asset manager offering hedged equity strategies and serves as sub-adviser to a pair of seasoned mutual funds and separately managed accounts now offered by Westwood.

This strategic acquisition increases Westwood’s total assets under management (“AUM”) by 33% to $16.3 billion, adding specialization and scale across Westwood’s Multi-Asset, Real Assets and Alternative range of strategies. The Westwood, Salient and Broadmark portfolio management and distribution teams will remain unchanged.

Broadened Investment Capabilities

The acquisition expands Westwood’s offerings with the addition of four distinct investment capabilities that bolster Westwood’s growing Multi-Asset, Real Assets and Alternatives platform:

Energy Infrastructure – A recognized leader and innovator in the energy infrastructure and MLP space, the team has worked together for over a decade and is highly regarded for its depth of energy industry expertise and thought leadership. Energy Infrastructure offerings total $2.1 billion in AUM and are available as separately managed accounts, a mutual fund and private funds.

Tactical Equity – With $1.3 billion in AUM, the Long-Short Equity strategies sub-advised by Broadmark are highly scalable and are offered as mutual funds and separately managed accounts. The team has compiled an exceptional 23-year track record seeking above-average, risk-adjusted returns in all market environments with less downside volatility than the S&P 500® Index.

Real Estate – The team has developed a strong reputation over two decades while offering differentiated approaches to investing in liquid real estate securities for attractive current yield and appropriate risk-adjusted total returns. Real Estate strategies total $242 million in AUM and are available as mutual funds and separately managed accounts.

Private Investments – The team joining Westwood has substantial experience in sourcing and raising assets for private investment vehicles in the energy and real asset spaces. Private investments aggregate $367 million in AUM.

Expanded Distribution Capabilities

The acquisition significantly expands Westwood’s distribution capabilities, combining two highly complementary teams with very little client overlap and uniquely successful histories of focusing on different distribution channels. Salient has developed a broad presence in the wirehouse channel, while Westwood has a strong presence in the independent broker-dealer, RIA and institutional channels. The expanded distribution team is expected to leverage the increased scale and broader product availability to enhance offerings to a wide range of institutional, intermediary and wealth management clients.

“This highly accretive acquisition strengthens Westwood’s business and provides many growth opportunities going forward. Our enhanced investment capabilities will help our investors achieve their objectives, including seeking alternative sources of income, gaining inflation protection by investing in real assets, achieving low correlations with traditional asset classes and mitigating overall volatility.

Incorporating these strategies into our product suite allows us to capitalize on the substantial investments we have made over the last several years to strengthen our distribution platform. Together, we are looking forward to serving a wider range of client needs and accelerating the growth of our business,” said Westwood’s Chief Executive Officer, Brian O. Casey.

Transaction Details

•	Westwood has acquired Salient’s asset management business for an upfront payment of $35 million in cash, subject to certain customary adjustments, including adjustments for working capital and client consents, with deferred payments of cash and equity of up to $25 million over several years, upon satisfaction of certain revenue retention and growth targets. The transaction is expected to result in significant accretion to economic earnings per share (“EPS”). Westwood expects economic EPS accretion of approximately 100% in 2023, the first full year following the transaction closing.

•	Related to the transaction, Westwood will award restricted stock grants aggregating $5 million to six members of the Energy Infrastructure team. The restricted stock awards will be granted pursuant to restricted stock agreements in respect of 468,607 shares of Westwood stock in the aggregate and will vest in five years, provided the individual remains employed through the vesting date. The restricted stock grants are a one-time employment inducement award under Section 303A.08 of the New York Stock Exchange Listed Company Manual.

•	The newly acquired investment strategies will be marketed under the Westwood Salient and Westwood Broadmark names and will be managed by the same investment teams, with the same stated investment objectives. The strategies will benefit from the additional risk and performance analytics that Westwood provides to its current investment teams.

•	Westwood will fund the upfront payment using cash on hand and will maintain its debt-free balance sheet.

RBC Capital Markets served as exclusive financial advisor to Westwood Holdings Group, Inc. Willkie Farr & Gallagher LLP acted as external legal counsel.

Note: AUM figures as of 10.31.22

ABOUT WESTWOOD HOLDINGS GROUP, INC.

Westwood Holdings Group, Inc. is a focused investment management boutique and wealth management firm.

Westwood offers a broad array of investment solutions to institutional investors, private wealth clients and financial intermediaries. The firm specializes in distinct investment capabilities: U.S. Value Equity and Multi Asset, which includes Asset Allocation, Real Assets and Tactical, and are made available through separate accounts, the Westwood Funds® family of mutual funds and other pooled vehicles. Westwood benefits from significant, broad-based employee ownership and trades on the New York Stock Exchange under the symbol “WHG.” Based in Dallas, Westwood also maintains offices in Houston and San Francisco.

For more information on Westwood, please visit westwoodgroup.com.

Forward-Looking Statements

Statements in this press release that are not purely historical facts, including, without limitation, statements about our expected future financial position, results of operations or cash flows, as well as other statements including without limitation, words such as “anticipate,” “believe,” “expect,” “could,” and other similar expressions, constitute forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.

Various forward-looking statements in this press release relate to the acquisition by Westwood of Salient’s asset management business, including expected scale opportunities, operating efficiencies and results, growth trajectories, client and stockholder benefits, key assumptions, client retention and revenue realization, cost synergies, financial benefits or returns, including accretion and integration costs.

Forward-looking statements involve various known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) anticipated benefits of the transaction, including the realization of revenue, accretion, financial benefits or returns, may not be fully realized or may take longer to realize than expected; and (ii) Westwood may be unable to successfully integrate Salient’s businesses with those of Westwood or to integrate the businesses within the anticipated time frame.

Actual results and the timing of some events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation: the composition and market value of our AUM; our ability to maintain our fee structure in light of competitive fee pressures; risks associated with actions of activist stockholders; distributions to our common stockholders have included and may in the future include a return of capital; inclusion of foreign company investments in our AUM; regulations adversely affecting the financial services industry; our ability to maintain effective cyber security; litigation risks; our ability to develop and market new investment strategies; our reputation and our relationships with current and potential customers; our ability to attract and retain qualified personnel; our ability to perform operational tasks; our ability to oversee third-party vendors; our dependence on the operations and funds of our subsidiaries; our ability to maintain effective information systems; our ability to prevent misuse of assets and information in the possession of our employees and third-party vendors that could damage our reputation and result in costly litigation and liability for our clients and us; our stock is thinly traded and may be subject to volatility; our organizational documents contain provisions that may prevent or deter another group from paying a premium over the market price to our stockholders to acquire our stock; competition in the investment management industry; our ability to avoid termination of client agreements and the related investment redemptions; the significant concentration of our revenues in a small number of customers; our relationships with investment consulting firms; the impact of the COVID-19 pandemic; our ability to identify and execute on our strategic initiatives; our ability to pay dividends; our ability to fund future capital requirements on favorable terms; our ability to properly address conflicts of interest; our ability to maintain adequate insurance coverage; our ability to maintain an effective system of internal controls; and the other risks detailed from time to time in Westwood’s SEC filings, including, but not limited to, its annual report on Form 10-K for the year ended Dec. 31, 2021 and its quarterly reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and Sept. 30, 2022. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, Westwood is not obligated to release any revisions to these forward-looking statements publicly to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

Media Contact: Tyler Bradford Hewes Communications 212.207.9454 tyler@hewescomm.com